UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2025

Dayforce, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN	55425
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 20, 2025, Dayforce, Inc. (the “Company” or “Dayforce”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Dawn Bidco, LLC, a Delaware limited liability company (“Parent”), and Dawn Acquisition Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “definitive proxy statement”) for the solicitation of proxies in connection with the Company special meeting of stockholders, to be held on November 12, 2025, to vote upon, among other things, matters necessary to adopt and complete the Merger.

Litigation Related to the Merger

As of the date hereof, the Company has received several demand letters from purported stockholders (the “Demand Letters”) of the Company and, to the Company’s knowledge, three complaints have been filed with respect to the Merger. The complaints are captioned: Trent Carter v. Dayforce, Inc. et al., Index No. 659145/2025 (N.Y. Sup. Ct. filed Oct. 15, 2025); Blake Thompson v. Dayforce, Inc. et al., Index No. 659159/2025 (N.Y. Sup. Ct. filed Oct. 16, 2025); and Robert Lacoff v. Brent Bickett et al., No. 74131/2025 (N.Y. Sup. Ct. filed Oct. 20, 2025) (collectively referred to as the “Stockholder Actions”).

The Demand Letters and the Stockholder Actions allege that, among other things, the definitive proxy statement contains certain disclosure deficiencies and/or incomplete information regarding the Merger. Although the outcome of, or estimate of the possible loss or range of loss from, these matters cannot be predicted, the Company believes that the allegations contained in the Demand Letters and the Stockholder Actions are without merit.

The Company believes that no supplemental disclosures are required under applicable laws; however, in order to avoid the risk of the Demand Letters and the Stockholder Actions delaying the Merger and minimize the potential expense associated therewith, and without admitting any liability or wrongdoing, the Company is voluntarily making certain disclosures below that supplement those contained in the definitive proxy statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Demand Letters and the Stockholder Actions, including that any additional disclosure was or is required.

It is possible that additional, similar demand letters or complaints may be received or filed, or that the Stockholder Actions may be amended. The Company does not intend to announce the receipt or filing of each additional, similar demand letter or complaint, or of any amended complaint.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

This supplemental information to the definitive proxy statement should be read in connection with the definitive proxy statement, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the definitive proxy statement, and terms used below, unless otherwise defined, have the meanings set forth in the definitive proxy statement. For clarity, new text within restated paragraphs and tables from the definitive proxy statement is bold and underlined, while deleted text is bold and stricken through.

The last sentence in the fifth full paragraph on Page 36 under “The Merger—Background of the Merger” is hereby amended and supplemented as follows:

The NDA did not contain a standstill and required the Company’s prior written consent for Thoma Bravo to engage in discussions with any potential equity or debt financing sources.

The second sentence in the last full paragraph on Page 37 under “The Merger—Background of the Merger” is hereby amended and supplemented as follows:

On April 8, 2025, the Company entered into a customary confidentiality agreement with Financial Sponsor A, which similarly did not contain a standstill and required the Company’s consent for Financial Sponsor A to engage in discussions with any equity or debt financing sources.

The first full paragraph on Page 58 under “The Merger—Opinion of the Company’s Financial Advisor—Summary of Evercore’s Financial Analyses—Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

Evercore performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows, as set forth under the line item “Unlevered Free Cash Flow (Post Share-Based Compensation)” in the table (and corresponding footnotes) on pages 55 to 56 of this proxy statement ~~defined as net operating profit after tax, plus depreciation and amortization, less share based compensation, less changes in net working capital and capital expenditures~~, that the Company was forecasted to generate during the Company’s fiscal years 2026 through 2035 based on the Forecasts. Evercore calculated terminal values for the Company by applying perpetuity growth rates of 4% to 6%, which range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax and share-based compensation expense free cash flows that the Company was forecasted to generate based on the Forecasts. The cash flows and terminal values in each case were then discounted to present value as of December 31, 2025 using discount rates ranging from 11.5% to 13.0%, which were based on an estimate of the Company’s weighted average cost of capital, and the mid-year cash flow discounting convention, as estimated by Evercore based on its professional judgment and experience.

The second full paragraph on Page 58 under “The Merger—Opinion of the Company’s Financial Advisor—Summary of Evercore’s Financial Analyses—Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

Based on this range of implied enterprise values, the Company’s estimated net debt of approximately $417 million (calculated as total debt and debt-related items less cash and cash equivalents) as of December 31, 2025, and the number of fully diluted shares of Company common stock of approximately 166.4 million as of August 1, 2025, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per share of Company common stock of $46.01 to $73.17, compared to the merger consideration of $70.00 per share of Company common stock.

The second full paragraph on Page 59 under “The Merger—Opinion of the Company’s Financial Advisor—Summary of Evercore’s Financial Analyses—Selected Public Company Trading Analysis” is hereby amended and supplemented as follows:

Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied an Enterprise Value/CY2026E Adjusted EBITDA multiple reference range of 12.4x to 16.5x to the Company’s estimated Adjusted EBITDA of $757 million in fiscal year 2026 based on the Forecasts and an Enterprise Value/CY2026E Revenue multiple reference range of 4.3x to 6.0x to the Company’s estimated Revenue of $2.184 billion in fiscal year 2026 based on the Forecasts. Based on this range of implied enterprise values, the Company’s estimated net debt of approximately $609 million (calculated as total debt and debt-related items less cash and cash equivalents) as of August 15, 2025, and the number of fully diluted shares of Company common stock of approximately 166.4 million as of August 1, 2025, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per share of Company common stock of $53.00 to $75.00, compared to the merger consideration of $70.00 per share of Company common stock.

The third full paragraph on Page 60 under “The Merger—Opinion of the Company’s Financial Advisor—Summary of Evercore’s Financial Analyses—Selected Transactions Analysis” is hereby amended and supplemented as follows:

Based on the multiples it derived from the selected transactions and based on its professional judgment and experience, Evercore selected a reference range of enterprise value to LTM Adjusted EBITDA multiples of 18.0x to 22.0x and applied this range of multiples to the Company’s LTM Adjusted EBITDA of $559 million as of August 15, 2025, based on the financial results for the Company provided by the Company’s management, and selected a reference range of enterprise value to LTM Revenue multiples of 6.0x to 7.0x and applied this range of multiples to the Company’s LTM Revenue of $1.852 billion as of August 15, 2025, based on the financial results for the Company provided by the Company’s management. Based on this range of implied enterprise values, the Company’s estimated net debt of $609 million (calculated as total debt and debt-related items less cash and cash equivalents) as of August 15, 2025, and the number of fully diluted shares of Company common stock of approximately 166.4 million as of August 1, 2025, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per share of Company common stock of $57.00 to $74.00, compared to the merger consideration of $70.00 per share of Company common stock.

Cautionary Statement Regarding Forward-Looking Statements

This current report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the Merger. These statements are based on various assumptions, whether or not identified in this current report, and on current expectations and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Dayforce. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement entered into in connection with the proposed transaction; the possibility that Dayforce stockholders may not approve the proposed transaction; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Dayforce’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Dayforce to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Dayforce Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC and Canadian securities regulators on February 28, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Dayforce from time to time with the SEC and Canadian securities regulators. These filings, when available, are available on the investor relations section of the Dayforce website at https://investors.dayforce.com, on the SEC’s website at https://www.sec.gov or on SEDAR + at http://www.sedarplus.com. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Dayforce presently does not know of or that Dayforce currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this current report are made only as of the date hereof. Dayforce assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between Dayforce and Thoma Bravo, Dayforce has filed and will file relevant materials with the U.S. Securities and Exchange Commission and Canadian securities regulators, including the definitive proxy statement, which was filed with the SEC on September 29, 2025. Dayforce has mailed the definitive proxy statement to its stockholders and holders of exchangeable shares. DAYFORCE URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DAYFORCE, THOMA BRAVO, THE PROPOSED TRANSACTION AND RELATED MATTERS. You are able to obtain a free copy of the definitive proxy statement and other related documents (when available) filed by Dayforce with the SEC at the website maintained by the SEC at https://www.sec.gov. You are also able to obtain a free copy of the definitive proxy statement and other documents (when available) filed by Dayforce with the SEC by accessing the investor relations section of Dayforce’s website at https://investors.dayforce.com or by contacting Dayforce investor relations at investors@dayforce.com or calling (844) 829-9499.

Participants in the Solicitation

Dayforce and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Dayforce stockholders in connection with the merger.

Information regarding the directors and executive officers of Dayforce, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Dayforce’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One: Election of Directors,” “Executive Team,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” and “Certain Relationships and Related Party Transactions,” which was filed with the SEC on March 13, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1725057/000172505725000064/day-20250313.htm, (ii) in the definitive proxy statement, including under the headings “The Merger - Interests of the Company’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management” which was filed with the SEC on September 29, 2025 and is available at https://www.sec.gov/Archives/edgar/data/1725057/000114036125036413/ny20054883x2_defm14a.htm and (iii) to the extent holdings of Dayforce’s securities by its directors or executive officers have changed since the amounts set forth in the definitive proxy statement, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0001725057&owner=only.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYFORCE, INC.

Date: November 5, 2025	By:	/s/ William E. McDonald
	Name:	William E. McDonald
	Title:	Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary